Summary Prospectus    May 1, 2010

JPMorgan U.S. Real Estate Fund

Class/Ticker:        A/SUSIX        C/JPRCX        Select/SUIEX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 14 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 99 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES  (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Select Class
Management Fees	0.60%		0.60%		0.60%
Distribution (Rule 12b-1) Fees	0.25		0.75		NONE
Other Expenses	0.55		0.54		0.54
Shareholder Service Fees	0.	25	0.	25	0.	25
Remainder of Other Expenses	0.	30	0.	29	0.	29
Acquired Fund Fees and Expenses	0.01		0.01		0.01
Total Annual Fund Operating Expenses[1]	1.41		1.90		1.15
Fee Waivers and Expense Reimbursements[1]	(0.22)		(0.21)		(0.21)
Total Annual Fund Operating Expenses After Fee
Waivers and Expense Reimbursement[1]	1.19		1.69		0.94

1	The Fund’s administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.18%, 1.68% and 0.93%, respectively, of their average daily net assets. This contract continues through 4/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/11, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST
WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	640	927	1,236	2,109
CLASS C SHARES ($)	272	577	1,007	2,205
SELECT CLASS SHARES ($)	96	345	613	1,379

IF YOU DO NOT SELL YOUR SHARES, YOUR
COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	640	927	1,236	2,109
CLASS C SHARES ($)	172	577	1,007	2,205
SELECT CLASS SHARES ($)	96	345	613	1,379

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of publicly-traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). Equity securities in which the Fund may invest include REITs and common stocks, rights or warrants to purchase common stocks, convertible securities and preferred stocks of other real estate companies. The Fund does not invest in real estate directly.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its Assets in an industry or group of industries in the real estate sector.

The Fund also may invest up to 20% of its Assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of companies in the real estate sector.

Up to 15% of the Fund’s Assets may be invested in foreign securities.

Investment Process: In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management Incorporated (SCR&M), focuses on three fundamental research disciplines that it believes play important roles in the pricing of real estate companies: (1) real estate research, (2) company analysis, and (3) market strategy.

Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. The adviser also considers future supply and demand trends for property types in various markets and the relative impact for different companies.

Individual Company Analysis. The adviser also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

Market Strategy. The adviser focuses on establishing appropriate cost-of-capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, the adviser assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The adviser sells securities when the target price has been achieved or market conditions have given rise to a shift in underlying cash flow valuation assumptions, thereby shifting the target price, or when other investments offer a more attractive risk/return.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Foreign Securities Risk.  To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Tax Risk.  REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares the performance to the Wilshire US Real Estate Securities Index and the FTSE NAREIT Equity REITs Index, each a broad-based securities market index, and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2009	34.48%
Worst Quarter	4th quarter, 2008	–39.29%

AVERAGE ANNUAL TOTAL RETURNS
(WITH MAXIMUM SALES CHARGES)

(For periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	17.95%	(1.54)%	9.49%
Return After Taxes on Distributions	16.79	(3.12)	7.57
Return After Taxes on Distributions
and Sale of Fund Shares	11.40	(1.61)	7.62
CLASS C SHARES
Return Before Taxes	22.90	(0.94)	9.82
SELECT CLASS SHARES
Return Before Taxes	24.81	(0.22)	10.22
WILSHIRE US REAL ESTATE SECURITIES INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	29.19	(0.24)	10.47
FTSE NAREIT EQUITY REITS INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	27.99	0.35	10.63
LIPPER REAL ESTATE FUNDS INDEX (Reflects No Deduction for Taxes)	28.50	(0.04)	9.99

The after-tax returns are shown for only the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Security Capital Research & Management Incorporated serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anthony R. Manno Jr.	1997	President
Kenneth D. Statz	1997	Managing Director
Kevin W. Bedell	1997	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SPRO-USRE-ACS-510